PRUDENTIAL FLEXGUARD

FLEXIBLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)

Issued by

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 24, 2026

To

Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement describes changes and updates to your Prospectus that are effective immediately, unless noted otherwise.

1.	All references in the prospectus to “AB 500 Index” are revised to “AB 500 Plus Index.”
2.	Glossary of Terms:

The following term is restated as follows:

“Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the “Interim Value of Index Strategies” section of this prospectus) and is used when a withdrawal, death benefit payment, transfer, Annuitization or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. If a Performance Lock has occurred, certain parameters of the Interim Value calculation will apply as described in the “Performance Lock” section of this prospectus.”

3.	Key Information, Important Information You Should Consider About The Contract, “Restrictions” Section:
a.	In the “Are there Restrictions on the Investment Options?” subsection, the 4th bullet is restated as follows:

“We reserve the right to:”

b.	In the “Are there any Restrictions on Contract Benefits?” subsection, the restriction is restated as follows:
Are there any Restrictions on Contract Benefits?

Yes.

•      We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.

•      We may discontinue the use of this feature for future Performance Lock requests at any time.

•      Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn.

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix F, “Financial Intermediary Variations” and the Cover Page of this prospectus for additional information.

For more information on the benefits under the Contract, please refer to the “Benefits Available Under the Contract” and “Performance Lock” sections of this prospectus.

4.	Fee Table:

The first sentence of the footnote under the adjustments table is restated as follows:

“1. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.”

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5.	Principal Risks of Investing in the Contract:
a.	Under the “Transfer Risk” subsection:
i.	The last two sentences of the third paragraph are deleted and replaced with the following sentence:

“Interim Value Transfers are not permitted after Annuitization.”
ii.	Under the “Availability of Index Strategies will vary over time” paragraph the last sentence is deleted and replaced with the following sentence:

“No Index Strategy allocation options are available after Annuitization.”
iii.	The “Reallocation of Index Strategies” paragraph is deleted and restated as follows:

“We will notify you in advance of any Index Anniversary Date. Upon receipt of your instructions in Good Order for reallocation of the Account Value to or from an Index Strategy, we will process the reallocation on the Index Anniversary Date. If we do not receive instructions from you in Good Order prior to the Index Anniversary Date, the Account Value in any Index Strategy that has reached the Index Strategy End Date will automatically be allocated to the same Index Strategy and Index Strategy Term without the Performance Lock. If the same Index Strategy is no longer available, or the Index Strategy Term goes beyond the Maximum Annuity Date, the Account Value in any Index Strategy that has reached the Index Strategy End Date will automatically be allocated to the Holding Account.”
b.	Under the “Risks of Investing in Variable Options” subsection, the last sentence is restated as follows:

“The Variable Options are not available during the Payout Stage.”

6.	Description Of Insurance Company, Registered Separate Account, And Investment Options:
a.	In the “Investment Options” subsection, under the “Index Strategy Term” subsection, the first and third paragraphs are restated as follows:

First Paragraph:

“The Index Strategy Term is the time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date. Index Strategy Terms of 1, 3, and 6 years are available. The Index Strategy Start Date begins on the day you allocate funds to any Index Strategy, known as the Index Effective Date. The annual anniversary of this date is the Index Anniversary Date and will not change for the life of your Contract. You may only allocate to an Index Strategy on an Index Anniversary Date.”

Third Paragraph:

“Amounts must remain in an Index Strategy until the end of its Index Strategy Term to be credited with Index Credit and to avoid a possible Interim Value adjustment, in addition to potential surrender charges and tax consequences. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim Value adjustment will result in loss. See the “Charges and Adjustments” section of this prospectus for additional information.”

b.	The following is added to the list of securities indices listed under the examples in the “Index Return” subsection:

“Dimensional International Equity Focus Index: The Dimensional International Equity Focus Index is a rules-based index that pursues size, value, and profitability premiums within Developed ex US and Canada markets in an integrated and diversified manner, leveraging Dimensional’s decades of experience in applying financial research into robust investment strategies.”

7.	Charges And Adjustments:

In the “Interim Value Adjustments for Index Strategies” subsection, the second sentence of the second paragraph is restated as follows:

“Interim Value adjustments will impact your investment in an Index Strategy only when there is a transaction using an Interim Value.”

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8.	General Description of Contracts:
a.	Under the TRANSFER AND REALLOCATION GUIDELINES - ANNUITIES WITH AN APPLICATION SIGN DATE PRIOR TO JANUARY 18, 2022 subsection, the “Minimum Contract Value” paragraph is restated as follows:

“We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.”

b.	Under the “PERFORMANCE LOCK” subsection, the first 5 paragraphs are restated as follows:

“For Annuities with an Application Sign Date on or after January 18, 2022, and subject to state approval, you can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature.

We will use the Performance Lock Value at the end of the Valuation Day that we receive your Performance Lock Request. If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.

Only one Performance Lock may occur for any given Index Strategy during an Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Performance Lock requests for less than the full amount of the Performance Lock Value are not permitted.

Once a Performance Lock has been executed it cannot be reversed and the Performance Lock Value will not fluctuate for the rest of the Index Strategy Term, with the exception of being reduced for withdrawals and reallocations to different Index Strategies that are for an amount less than the full Performance Lock Value (partial reallocations). The Performance Lock Value is reduced for any withdrawals and partial reallocations that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal and partial reallocation amount reduced the Interim Value. The Valuation Day on which the Performance Lock is executed is known as the Performance Lock Date.

Upon executing a Performance Lock, the Performance Lock Value will remain in the Index Strategy. You will be able to reallocate any portion of the Performance Lock Value to any available Index Strategy on the next Index Anniversary Date. For multi-year Index Strategy Terms, reallocation to a new Index Strategy is permitted on Index Anniversary Dates occurring prior to the Index Strategy End Date without being subject to the Interim Value. The Performance Lock Value is reduced for any withdrawals and partial reallocations as outlined above. On the Index Strategy End Date, any remaining Performance Lock Value must be reallocated to a new Index Strategy or renewed to the same Index Strategy. Please see the “Transfer and Reallocation Guidelines” section for additional information.”

c.	In the “PERFORMANCE LOCK” subsection, the paragraph immediately preceding the “Example: Manual Performance Lock Value calculation for Annuities with an Issue Date before July, 2024 (excluding Pennsylvania)” is restated as follows:

“The following Example demonstrates how a manual Performance Lock could work. The numbers used are hypothetical. The Statement of Additional Information provides an Example of how an automatic Performance Lock could work. Please see “Interim Value of Index Strategies” for further detail on how the Interim Value after a Performance Lock in the example below is calculated.”

9.	Purchases and Contract Value:

In the “Subsequent Purchase Payments” subsection, the second paragraph under the “Holding Account” subsection is restated as follows:

“If you do not respond to the Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. If the same Index Strategy is no longer available, the funds associated with the closed Index Strategy will be transferred to the Holding Account, where they may be allocated among the available Variable Option(s) or into another Index Strategy on the next Index Anniversary Date.”

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10.	Appendix D – Important Information About the Indices:

All references to “FlexGuard Income” are revised to “FlexGuard.”

11.	Appendix F – Financial Intermediary Variations:

Effective July 13, 2026, the variation for J.P. Morgan no longer applies and is removed from the table.

If you have any questions, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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